EXHIBIT 4.7

                          VIRGINIA BANKERS ASSOCIATION
                   MASTER DEFINED CONTRIBUTION PLAN AND TRUST

                                  (June, 1996)

                           PROFIT SHARING THRIFT PLAN
                         WITH EMPLOYER STOCK INVESTMENT
                               ADOPTION AGREEMENT
                                  (Number 001)

         If the Employer completing this document has any questions about the adoption of the Plan, the provisions of the Plan or the effect of an Internal Revenue Service opinion letter, he should contact Bette J. Albert, C.L.U. at the Virginia Bankers Association Benefits Corporation, 700 East Main Street, Suite 1411, Post Office Box 462, Richmond, Virginia 23218-0462, telephone number (804) 643-7469 during business hours. Failure to properly complete the Adoption Agreement may cause the Plan to be disqualified under the Act or the Code. If the Virginia Bankers Association and the Virginia Bankers Association Benefits Corporation make any amendments to the Plan or decide to discontinue or abandon their sponsorship of the Plan, each Employer that has adopted the Plan will be informed.

         Each Employer named below hereby adopts the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No.
03) (the "Plan") through this Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement (number 001) (the "Adoption Agreement"), to be effective as of the date(s) specified below, and elects the following specifications and provides the following information relating thereto:

In completing this Adoption Agreement, if additional space is required insert additional sheets.

                           Adoption Agreement Contents

                                                                                                                         Page
                                                                                                                         ----
         Option 1          Employer(s) Adopting Plan Named in Paragraph 1.23 of the Plan...........................       1
         Option 2          General Plan Information................................................................       2
         Option 3          Status of Plan and Effective Date(s)....................................................       3
         Option 4          Definitions.............................................................................       4
         Option 5          Eligibility and Participation...........................................................       6
         Option 6          Retirement Dates........................................................................       8
         Option 7          Contributions and Allocations...........................................................       8
         Option 8          Vesting.................................................................................      13
         Option 9          Top Heavy Rules.........................................................................      15
         Option 10         In-Service Withdrawals..................................................................      18
         Option 11         Loans...................................................................................      20
         Option 12         Participant Investment Direction........................................................      20
         Option 13         Hours of Service........................................................................      20
         Option 14         Limitations on Benefits.................................................................      21
         Option 15         Matters Relating to Stock...............................................................      24
         Option 16         Voting Rights Pass Through..............................................................      26

================================================================================

1.       EMPLOYER(S) ADOPTING PLAN NAMED IN PARAGRAPH 1.23 OF THE PLAN.
================================================================================

--------------------------------------------------------------------------------
    (a) Name of Employer:                   (b)  Employer's telephone number:
        C&F Mortgage Corporation                 (804)330-8300
================================================================================

--------------------------------------------------------------------------------
    (c) Address of Employer:               (d)  Employer's EIN:
        300 Arboretum Place, Suite 245          54-1773964
        Richmond, VA 23236                 (e)  Employer's Tax Year End:
                                                12/31
--------------------------------------------------------------------------------
(f) Name, Address and Identifying Information of Other Participating Employers Adopting the Plan:






 Are all of the Employers under common control adopting the Plan? [ ]Yes [x] No
--------------------------------------------------------------------------------
(g) Service Credit with Non-Participating Controlled or Affiliated Group Members for Benefit Accrual Purposes. Pursuant to subparagraph 1.23(c) of the Plan, service credit for purposes of benefit accrual under paragraphs 4.1 and 4.2 of the Plan [Check one]:

         [ ]  (1) Shall

         [x]  (2) Shall Not

         be given for service with controlled or affiliated service group members under Section 414(b), (c), (m) or (o) of the Code who are not participating Employers.
--------------------------------------------------------------------------------
     (h) Service and Earnings Credit with Predecessors. Pursuant to subparagraph 1.23(c) of the Plan, the following services and/or earnings with the following predecessors to the Employer shall be treated as service and/or earnings with the Employer [Enter name of predecessor(s) and purpose(s) for which credit is given - "All" means all service and earnings are counted; "All Earnings" means all earnings are counted; "All Service" means all service is counted; otherwise specify one or more of Compensation, Years of Vesting Service, Years of Benefit Service, Years of Broken Service and/or service for other purposes]:


              Name of                              Purpose(s) for
            Predecessor                             which Counted

 ------------------------------              -----------------------------------
 ------------------------------              -----------------------------------
 ------------------------------              -----------------------------------


================================================================================

2.       GENERAL PLAN INFORMATION.
--------------------------------------------------------------------------------
    (a) Name of Plan:                                (b)  Plan Number:
        Virginia Bankers Association Defined              001
        Contribution Plan for C&F Mortgage Corporation
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (c) Name, Address and EIN of Plan Administrator(s): [If other than Plan Sponsor, appointment must be by resolution]

         If Option 2(d) is marked "yes", the Virginia Bankers Association Benefits Corporation is automatically appointed as Plan Administrator pursuant to subparagraph 13.1(a) of the Plan.

--------------------------------------------------------------------------------
     (d) Is this Plan intended to be a cash or deferred arrangement within the meaning of Section 401(k) of the Code? [x] Yes [ ] No

================================================================================
3.   STATUS OF PLAN AND EFFECTIVE DATE(S).
--------------------------------------------------------------------------------
(a)      Effective Date of Plan:  The Effective Date of the Plan is December 1,
         1995.

         Effective Date of Cash or Deferred Arrangement. If applicable, the Effective Date of the cash or deferred arrangement is December 1, 1995. [The date entered may not be prior to the date the initial instrument adopting the arrangement was first executed].
         -----------------------------------------------------------------------
         (b) Plan Status. The adoption of the Plan through this Adoption Agreement is:

         [ ] (1) Initial Establishment. The initial adoption and establishment of the Plan.

         [x]  (2) Restated Plan. An amendment and restatement of the Plan
                  (a Restated Plan).

(A) Effective Date of this Restatement. The Effective Date of this Restatement of the Plan is October 1, 1998.

(B) Prior Plan. The Plan was last maintained under document dated December 28, 1997 and was known as the Virginia Bankers Association Defined Contribution Plan for C&F Mortgage Corporation.


(C) No Increase in Benefits  for  Non-Employees  Generally.
    Notwithstanding any provision of the Plan to the contrary, the Accrued Benefit, or non-forfeitable percentage thereof, of any person (or the beneficiary of any person) who is not an Employee or credited with an Hour of Service on or after the Effective Date of this Restatement of the Plan shall not be increased by virtue of this Restatement of the Plan and benefits in pay status as of the Effective Date of this Restatement of the Plan shall not be affected, except as follows: [Enter any exceptions]:

(D) Transitional or Special Provisions: [Enter any transitional or special provisions relating to the Plan as restated]
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     (c) Adoption of Plan by Additional Employers after Effective Date of Plan. The Effective Date(s) of the Plan with respect to


         [Enter name(s) of additional Employer(s) adopting Plan] is (are)

         [Enter date(s) Plan is first effective as to additional Employer(s)].


--------------------------------------------------------------------------------
     (d) Restatement of Existing Plan which Was in Existence on January 1, 1974. The Effective Date(s) of the 1976 Restatement of the Plan with respect to

         [Enter name(s) of Employer(s)] is (are)

         [Enter the effective date as of which the Plan was first amended to comply with the non-fiduciary provisions of the Employee Retirement Income Security Act of 1974].

--------------------------------------------------------------------------------
     (e) Is the Plan a direct or indirect transferee of a pension plan since the first Plan Year beginning after December 31, 1984?
         [ ]  Yes     [x] No

================================================================================
4.   DEFINITIONS.
--------------------------------------------------------------------------------
     (a) Compensation        Subject to the application of the Compensation
         Paragraph 1.14      Limit, Compensation of a Participant with respect
                             to a Plan Year shall mean Total Compensation for the [Check one]:

                             [x] (1) Calendar  year ending with or within such
                                     Plan Year.

                             [ ] (2) Plan Year.

                             Provided, however, that such Compensation shall include [Check one]:

                             [x] (3) Compensation from the participating
                                     Employer(s) only.

                             [ ] (4) Compensation from all Employers (whether or
                                     not participating Employers).

                             and further provided that Compensation [Check one]:

                             [ ] (5) Shall

                             [x] (6) Shall not

                             include remuneration paid for periods while the Participant is not an Eligible Employee, and further provided that Compensation [Check one]:

                             [ ] (7) Shall

                             [ ] (8) Shall not
                             include remuneration paid for periods before the Participant became a Participant,

                             and further provided that remuneration for such purposes shall exclude [Check the desired provisions, if any]:

                             [ ] (9)  Overtime.

                             [ ] (10) Bonuses.

                             [ ] (11) Commissions.

                             [ ] (12) Other extraordinary remuneration:



                                             [Specify].

                             Notwithstanding the foregoing  definition of
                             Compensation selected by the Employer, a Participant's Compensation [Check one]

                             [x] (13) Shall include

                             [ ] (14) Shall not include

                              employee elective salary reduction or similar contributions excluded from the Participant's gross income for federal tax purposes by reason of Sections 125, 402(a)(8) and 402(h)(1)(B) of the
                              Code and employer contributions made pursuant to salary reduction agreements under Section 403(b) of the Code.

--------------------------------------------------------------------------------
     (b)Eligible Employee    Eligible  Employee  shall mean any Employee  (other
        Paragraph 1.21       than a  Self-Employed  Individual or
                             Owner-Employee)   except   [Check  any   applicable
                             exclusion(s) below, if desired]:

                             [ ] (1) Any such individual whose regular
                                     compensation is computed on the basis of a stated amount for each hour worked.

                             [ ] (2) [Enter any other employee  classification,
                                     or name of employee(s), to be excluded
                                     from plan coverage].

                             [x] (3) Any Leased Employee or other Employee who
                                     is not a common-law employee of the
                                     participating Employer.
--------------------------------------------------------------------------------
     (c)Normal Retirement    Normal Retirement Age shall mean age  [Insert age
        Age Paragraph 1.35   not over 65].
--------------------------------------------------------------------------------

     (d)Plan Year            In the case of Restated  Plan which prior to the
        Paragraph 1.39       Effective Date of this Restatement was maintained
                             on the basis of a Plan Year beginning on the date
                             other than January 1 shall begin on        ,  19
                             and ending on ,  19  with the short Plan Year
                             beginning on , 19   and ending on December 31,  19
                             Thereafter, the Plan Year shall be the 12 month period beginning each January 1.

--------------------------------------------------------------------------------
     (e)Total Compensation   Total Compensation shall mean [Check one]
        Paragraph 1.48
                             [x] (1) A Participant's earnings as reportable in
                                     the Wages, Tips and Other Compensation
                                     Box (currently Box 10) on the IRS Form W-2
                                     pursuant to Sections 6041, 6051 and 6052 of the Code.

                             [ ] (2) A Participant's earnings which are subject
                                     to income tax withholding under Section
                                     3401(a) of the Code.

                             [ ] (3) A Participant's Section 415 safe-harbor
                                     compensation.

================================================================================
5.   ELIGIBILITY AND PARTICIPATION.
--------------------------------------------------------------------------------
     (a)Age Requirement      The age requirement for participation is [Check
        Subparagraph 2.1(a)  one]:
                             [ ] (1) None. No age requirement is imposed.

                             [x] (2) Age Requirement. Age 18 [Enter any age up
                                     to 21 years; and if any age over 20-1/2 is
                                     selected, Option 5(c)(1) may not be
                                     selected].
--------------------------------------------------------------------------------
     (b)Service              The service requirement for participation is
       Requirement           [Check one]:
       Subparagraph 2.1(a)

                             [x] (1) None. No service requirement is imposed.

                             [ ] (2) Year or Less. The Employee's Employment
                                     Commencement Date must have occurred at
                                     least    months [Enter "None" or any period
                                     up to 12 months] prior to the Entry Date on which he becomes eligible to participate in the Plan.

                                     [Note: The Employee need not complete any specified number of hours of service during the period designated above; and if more than 6 months is selected, Option 5(c)(1) may not be selected.]

                             [ ] (3) Year or Less - Hour of Service Standard.
                                     The Employee must, prior to the Entry Date on which he became eligible to participate in the Plan, have completed one (1) Year of Eligibility Service.

                                     [Note: If the option is selected, Option
                                     5(c)(1) may not be selected.]

                                     For this purpose a Year of Eligibility
                                     Service shall be considered completed by an Employee at the following applicable time [Select one of the following]:

                             [ ] (A) as of the last day of the applicable
                                     computation period, regardless of whether the Employee was credited with the requisite Hours of Service before the end of such computation period.

                             [ ] (B) at any time when the Employee is
                                     credited with the requisite Hours of
                                     Service, regardless of whether such time occurs before the end of the applicable computation period.

                             [ ] (4) Greater than Year - Hour of
                                     Service Standard. The Employee must, prior to the Entry Date on which he becomes eligible to participate in the Plan, have completed 2 Years of Eligibility Service, without any intervening Year of Broken Service.

                                     For this purpose or Year of Eligibility
                                     Service shall be considered completed by an Employee as of the last day of the applicable computation period regardless of whether the Employee was credited with the requisite Hours of Service before the end of such computation period.

                                     [Note: If this Option is selected, Option
                                     8(a)(5) must also be selected and Option
                                     5(c)(1) may not be selected. If this is a cash or deferred arrangement, this Option may not be selected.]

                             [ ] (5) Greater than Year. The Employee's
                                     Employment Commencement Date must have
                                     occurred at least    months [Enter any
                                     period from 13 months up to 24 months]
                                     prior to the Entry Date on which he becomes eligible to participate in the Plan.

                                     [Note: The Employee need not complete any specified number of hours of service during the period designated above; and if this Option is selected, Option 8(a)(5) must also be selected, and Option 5(c)(1) may not be selected. If this is a cash or deferred arrangement, this Option may not be selected.]

--------------------------------------------------------------------------------
     (c) Entry Date                  The Entry Date(s) on which participation
         Subparagraph 2.2(a)         shall normally commence shall be [Check
                                     one]:

                             [ ] (1) Annual. The first day of each Plan Year.

                             [x] (2) Monthly. The first day of each calendar
                                     month.

                             [ ] (3) Quarterly. The first day of each
                                     Plan Year and of the fourth, seventh, and tenth month of each Plan Year.

                             [ ] (4) Semi-Annual. The first day of each
                                     Plan Year and the first day of the seventh month of each Plan Year.

                             [ ] (5) Immediate. The date the individual
                                     is an Eligible Employee after he satisfies the age and service eligibility requirements for participation in the Plan.

================================================================================
6.   RETIREMENT DATES.
--------------------------------------------------------------------------------
     (a) Early Retirement Date   [Select and complete applicable provision(s)]
         Paragraph 5.3

                             [x] (1) None.

                             [ ] (2) No age requirement.

                             [ ] (3) Age requirement of   years.

                             [ ] (4) No service requirement.

                             [ ] (5) Service requirement of   Years of Vesting
                                     Service.

--------------------------------------------------------------------------------
     (b) Disability Retirement Date  [Select and complete applicable
         Paragraph 5.4               provision(s)]


                             [x] (1) None.

                             [ ] (2) No age requirement.

                             [ ] (3) Age requirement of    years.

                             [ ] (4) No service requirement.

                             [ ] (5) Service requirement of   Years of
                                     Vesting Service.

================================================================================
7.   CONTRIBUTIONS AND ALLOCATIONS.
--------------------------------------------------------------------------------
     (a) Employer             The following contributions by the Employer (other
         Contributions        than Top Heavy and Supplemental Contributions) are
         Paragraph 3.1        elected:

                             (1) Employer Base Contributions. Each
                                 Employer shall make an Employer Base
                                 Contribution for each Plan Year, subject to the limitations provided in the Plan, in such amount, if any, which the Employer shall determine.

                             [x] (A) Flexible Formula - Such amount, if
                                     any, which the Board of Directors of the Employer shall determine by resolution.

                             [ ] (B) Reported Net Operating Earnings Formula -
                                     An amount equal to   % [Insert percentage
                                     not over 25%] of the consolidated net
                                     income of the Employer for the fiscal year
                                     of the Employer ending with or within such
                                     Plan Year, provided, however, that the
                                     amount of such contribution shall be
                                     reduced to the extent necessary so that
                                     consolidated net income for such fiscal
                                     year will not be reduced below an amount
                                     equal to   % [Insert percentage] of
                                     stockholders' equity in the Employer at the beginning of such fiscal year or shall be zero if such return on stockholders' equity is not achieved; plus any additional amount that the Board of Directors of the Employer shall determine by resolution. For purposes hereof, consolidated net income means [Check one]:

                                 [ ] (i) Consolidated net income as determined
                                         under generally accepted accounting
                                         principles after 1982 [Check one]:



                                     [ ] (a) Including   the  after-tax effect
                                             of securities transactions.

                                     [ ] (b) Excluding the after-tax  effect of
                                             securities transactions.

                                 [ ] (ii)

                                                       [Insert definition].

                             [ ] (C) Compensation  Formula  -   %  [Insert
                                     percentage] of the Compensation of all Participants for such Plan Year eligible to receive an allocation of the Employer Base Contribution for such Plan Year, plus any additional amount that the Board of Directors of the Employer shall determine by resolution.

                             [ ] (D) Fixed  Amount - $  [Insert  amount],
                                     plus any additional  amount that the Board
                                     of  Directors   of  the   Employer   shall
                                     determine by resolution.

                             (2)     Employer Thrift Contribution.
                                     The Employer shall make an Employer Thrift
                                     Contribution for each Plan Year in an
                                     amount,  subject to the  limitations
                                     provided in the Plan, equal to   % [insert
                                     percentage not over 15% or "0"  if no
                                     required  contribution]  of each
                                     Participant's  Compensation for such Plan
                                     Year, plus any additional amount the Board of Directors of the Employer shall determine by resolution.

                             (3)     Employer Matching Contributions.

                                 (A) Amount  -  The  Employer   shall  make  an
                                     Employer  Matching  Contribution  for each
                                     Plan  year in an  amount,  subject  to the
                                     limitations provided in the Plan, equal to
                                     the sum of the following  percentage(s) of
                                     each   Participant's   After-tax   Matched
                                     Contributions    and    Pre-tax    Matched
                                     Contributions for such Plan Year [Check one]:

                                 [ ] (i)  Straight Percentage -  %  [Insert
                                          percentage] of such contributions.

                                 [ ] (ii) Contribution Weighted Percentages -
                                          % [Insert  percentage]  of the first %
                                          [Insert     percentage]     of     his
                                          Compensation  contributed each payroll
                                          period as such  contribution(s)  and %
                                          [Insert  percentage] of the balance of
                                          such  contributions  made each payroll
                                          period.

                                  (B)  Time for  Making and  Allocating
                                       Employer Matching   Contribution.  The
                                       Employer Matching Contribution [Check
                                       one]:

                                  [ ] (i) Monthly  - For a  calendar  month of a
                                          Plan Year shall be made to the  Plan
                                          within  a  reasonable  time after the
                                          end of such  month and shall be
                                          allocated to Participants' accounts as
                                          of the last day of such month.

                                  [ ] (ii) Quarterly - For a calendar  quarter
                                           of a Plan  Year  shall  be made to
                                           the Plan  within a  reasonable  time
                                           after the end of such  quarter  and
                                           shall be allocated to Participants'
                                           accounts as of the last day of such
                                           quarter.

                                  [ ] (iii) Annually - For a Plan Year shall be
                                            made to the  Plan at such  time(s)
                                            as the Employer shall determine and
                                            shall be allocated to Participants'
                                            accounts as of the last day of such
                                            Plan Year.

                             (C) Account to which Allocated. The Employer Matching Contribution shall be allocated to the: [Check one]

                                  [ ]  (i)   Employer Active Account.

                                  [ ]  (ii)  Employer Non-forfeitable Account.

                                  [ ]  (iii) Employer Thrift Account.

--------------------------------------------------------------------------------
                                       10

     (b)Allocation           The Employer Base Contribution and forfeitures
        of Employer          shall be allocated on the basis of the
        Base Contribution    following rules:
        Subparagraph 4.2(a)
                             (1)     Covered  Participants  Entitled to a Share
                                     of  the  Employer  Base  Contribution  and
                                     Forfeitures.  If the  Employer has elected
                                     to make  Employer  Base  Contributions  in
                                     Option  7(a),  each  Covered   Participant
                                     shall be eligible to receive an allocation of the Employer Base Contribution and forfeitures with respect to each Plan Year. A Participant shall be a Covered Participant for the Plan Year [Check any one or more]:

                             [X]     (A) If he is  credited  with  a  Year  of
                                         Benefit Service for such Plan Year.

                             [ ]     (B) If he is an Eligible Employee at any
                                         time during such Plan Year.

                             [x]     (C) If he is an  Eligible  Employee on the
                                         last day of such Plan Year.

                             [ ]     (D) If he has  not  reached  his  Normal
                                         Retirement  Date before the  beginning
                                         of such Plan Year and the  allocation
                                         is made for a Plan Year  beginning
                                         before January 1, 1988.

                             [ ]     (E) If  he  died  while  an   Eligible
                                         Employee  or  retired  on his
                                         Disability, Early,  Normal or Delayed
                                         Retirement Date while an  Eligible
                                         Employee during  such Plan Year [Check
                                         one]:

                                     [ ] (i)  But only if he is credited with
                                          Year of Benefit Service for such Plan
                                          Year.

                                     [ ] (ii) But only if he was  credited  with
                                          Hours of  Service  during  the portion
                                          of such Plan Year he was an Eligible
                                          Employee at a rate which would have
                                          caused him to be credited with a Year
                                          of Benefit Service for such Plan Year
                                          had he been so employed for the whole
                                          Plan Year.

                                     [ ] (iii)Regardless   of  whether  he  was
                                          credited  with a Year of  Benefit
                                          Service for such Plan Year.

                             (2)     Allocation Formula for Employer Base
                                     Contributions. The Employer Base
                                     Contribution  to the  Plan and  forfeitures
                                     for each Plan Year shall, subject to the
                                     limitations provided in the Plan,  be
                                     allocated  under   subparagraph 4.2(a)  of
                                     the  Plan as of the last day of such  Plan
                                     Year  to the  Employer  Active Account of
                                     Covered  Participants  for such Plan Year
                                     [Check one]:
                                       11

                             [ ] (A) Matching  Formula - In proportion to
                                     the  sum  of   their   After-tax   Matched
                                     Contributions    and    Pre-tax    Matched
                                     Contributions for such Plan Year.

                             [ ] (B) Matching  Compensation  Formula - In
                                     proportion to the sum of the  Compensation
                                     with respect to which they made  After-tax
                                     Matched   Contributions   and/or   Pre-tax
                                     Matched Contributions for such Plan Year.

                             [ ] (C) Compensation  Formula - In proportion
                                     to their Compensation for such Plan Year.

                             If Option 7(b)(2)(A) or (B) is selected, the Employer Base Contribution must be treated as "matching contribution" for purposes of the Top Heavy Contribution requirement of subparagraph 3.1(d) of the Plan and for purposes of the after-tax and matching contributions tests under paragraph 4.10 and 4.11 of the Plan.


--------------------------------------------------------------------------------
     (c) Employee            Employee  contributions  are  permitted as follows
         Contributions       [Select none or any one or more of the
         Paragraphs          following]:
         3.3, 3.5

                             [ ] (1) None. Employee contributions are not permitted.

                             [ ] (2)  After-tax  Matched  Contributions.
                                      After-tax   Matched   Contributions   are
                                      permitted by payroll deduction in any [ ]
                                      whole   dollar   amount   or  [  ]  whole
                                      percentage chosen by the Participant not to exceed % [Enter percentage] of his Compensation for such payroll period.

                             [ ] (3)  After-tax Unmatched  Contributions.
                                      After-tax  Unmatched   Contributions  are
                                      permitted [Check one or both]:

                                 [ ]  (A)  By lump sum deposit.

                                 [ ]  (B)  By  payroll  deduction  in any [ ]
                                           whole   dollar   amount   or  [  ]
                                           wholepercentage  chosen by the
                                           Participant notto  exceed  %
                                           [Enter   amount]   of  his
                                           Compensation  from the  Employer for
                                           such payroll period.

                             [ ] (4)  Pre-tax  Matched   Contributions.
                                      Pre-tax   Matched    Contributions    are
                                      permitted by payroll deduction in any [ ]
                                      whole   dollar   amount   or  [ ]  whole
                                      percentage chosen by the Participant not to exceed % [Enter percentage] of his Compensation for such payroll period.

                             [X] (5)  Pre-tax   Unmatched   Contributions.
                                      Pre-tax   Unmatched   Contributions   are
                                      permitted by payroll deduction in [ ] any
                                      whole   dollar   amount   or [X]   whole
                                      percentage chosen by the Participant not to exceed %[Enter percentage] of his Compensation in such payroll period.

                             [X] (6)  Rollover   Contributions.   Rollover
                                      Contributions  (other  than  "accumulated
                                      deductible employee contributions" within
                                      the remaining of Section  72(o)(5)(B)  of
                                      the Code in the case of a Plan  which has
                                      never  permitted   Voluntary   Deductible
                                      Contributions) are permitted.

                             [X] (7)  Payroll   Deduction   Modifications.
                                      Payroll deduction contributions may be terminated, changed or recommenced [Check one if any of the provisions of this Option 7(c) permitting payroll deduction contributions is checked]:

                                 [ ] (A) On the  first  day of each  payroll
                                         period.

                                 [ ] (B) Monthly  on the  first  day of any
                                         month.

                                 [X] (C) Quarterly  on the  first  day of any
                                         quarter of a Plan Year.

                                 [ ] (D) Annually  on the  first day of any
                                         Plan Year.

================================================================================
8. VESTING.
--------------------------------------------------------------------------------
     (a) Post-1988           The following  "post-1988  regular  vesting
         Regular Vesting     schedule" shall apply to the Employer Active
         Schedule            Schedule Account of [Check one] [ ] all
         Subparagraph 6.3(a) Participants  effective commencing at the beginning of the first Plan Year beginning  after
                             December 31, 1988 or [ ] any Participant who is credited with an Hour of Service in a Plan Year beginning after December 31, 1988
                             [Check  one,  and  complete where applicable]:

                                 [ ]  (1) 100% after 5 Years of Vesting Service.

                                 [ ]  (2)  20% after 3 Years of Vesting  Service
                                           and  increased by 20% for each of the
                                           next 4 Years of Vesting Service.

                                 [ ]  (3)  % for  each  of the first  Years  of
                                           Vesting Service, increased  by % for
                                           each of  the  next Years of Vesting
                                           Service, and increased  by %  for
                                           each of the next Years of Vesting
                                           Service.

                                           [Must be at least as  favorable after
                                           each Year as Option  8(a) (1) or (2)
                                           above.]

                                 [x]  (4)  256%  after  Year(s)  of Vesting
                                           Service, increased by 25% for  each
                                           of the next   Years  of Vesting
                                           Service.

                                           [Must be at least as  favorable
                                           after each Year as Option  8(a) (1)
                                           or (2) above.]

                                 [ ]  (5)  A Participant shall always have a
                                           non-forfeitable  right to one hundred
                                           percent (100%)  of  his   Accrued
                                           Benefit.

                                            [This option must be selected if
                                            Option 5(b)(4) or (5) is selected.]

-------------------------------------------------------------------------------
     (b) Pre-1988 Regular Vesting        The  following  "pre-1989  regular
         Schedule                        vesting schedule" shall apply to the
         Plan  Subparagraph  6.3(a)      Employer  Active Account of all
                                         Participants  effective  until the
                                         first Year beginning  after December
                                         31,  1988 and thereafter  shall apply
                                         to the Employer Active Account of any
                                         Participant who is not credited  with
                                         an  Hour  of Service  in a  Plan  Year
                                         beginning after December 31, 1988
                                         unless Option 8(a) provides   that  the
                                         post-1988 regular vesting  schedule
                                         will apply to the  Employer  Active
                                         Account of all Participants (including
                                         those not credited  with an Hour of
                                         Service  in a Plan  Year beginning
                                         after  December 31, 1988) [Check one,
                                         and   complete where applicable]:

                                         [ ]  (1)  100% after 10 Years of
                                                   Vesting Service.

                                         [ ]  (2)  25%  after 5 Years of Vesting
                                                   Service  and increased  by 5%
                                                   for each of the  next 5 Years
                                                   of Vesting    Service    and
                                                   further  increased by 10% for
                                                   each  of the  next 5 Years of
                                                   Vesting Service.

                                         [ ]  (3)  % for  each  of the first
                                                   Years  of  Vesting Service,
                                                   increased  by % for   each of
                                                   the  next Years of Vesting
                                                   Service, and  increased  by %
                                                   for each of the next Years of
                                                   Vesting Service.

                                                  [Must be at least as
                                                   favorable  after  each Year
                                                   as Option  8(b)(1) or (2)
                                                   above.]

                                         [ ]  (4)  %  after  Year(s)  of
                                                   Vesting  Service,  increased
                                                   by %  for  each  of the next
                                                   Years of Vesting Service.

                                                  [Must be at least as
                                                   favorable  after  each Year
                                                   as Option  8(b)(1) or (2)
                                                   above.]

                                         [ ]  (5)  A Participant shall always
                                                   have a non-forfeitable right
                                                   to one hundred percent (100%)
                                                   of  his Accrued Benefit.

-------------------------------------------------------------------------------
     (c) Years of Vesting Service           The following Years of Vesting
         Disregarded for Regular            Service shall be disregarded for
         Vesting Schedule                   purposes of the regular
         Paragraph 1.39                     vesting schedule of the Plan [Check
                                            any of the following, if desired]:

                                  [ ] (1)   Years Prior to Age 18. Any Year of
                                            Vesting Service of an Employee
                                            completed before the Employee has
                                            reached age eighteen (18) in  all
                                            other cases shall be disregarded.

                                  [x] (2)   Years  Required after Break  in
                                            Service.   Any Year of Vesting
                                            Service of an  Employee  prior to
                                            one  Year  of his  Broken Service
                                            shall be disregarded  until he has
                                            completed a Year of Vesting  Service
                                            during a Plan Year following  his
                                            Year of Broken Service.
                                       14

                                   [x]  (3) Rule of  Parity.  Any Year of
                                            Vesting  Service of an  Employee
                                            prior to one  Year  of his  Broken
                                            Service shall be disregarded unless
                                            such Employee either:

                                (A) possesses a  non-forfeitable  right to
                                    benefits under the Plan derived from the Employer's contributions or

                                (B) has consecutive Year(s)  of Broken Service
                                    which are less than the greater of (i) for application of this subparagraph in Plan Years commencing after December 31, 1984, five (5) or (ii) the number of his aggregate Year(s) of Vesting Service before the commencement of such Year(s) of Broken Service.

                                For purposes of this Option, an Employee's aggregate Years of Vesting Service shall not include Years of Vesting Service which are at any time excluded by the application of the provisions of this option.

                                [ ]  (4) Years Prior to Plan Establishment.  Any
                                         Year of Vesting  Service  with the
                                         Employer  for  which the   Employer did
                                         not maintain  the  Plan  or a
                                         predecessor  plan  within the  meaning
                                         of  Section 411(a)(4)(C)  of the Code
                                         shall be disregarded.

                                [ ]  (5) Years Prior  to 1971. Any Year of
                                         Vesting Service before January 1, 1971
                                         shall be disregarded unless  the
                                         Participant has at  least  three  (3)
                                         Plan   Years  of  Service after
                                         December 31, 1970.

================================================================================

9.   TOP HEAVY RULES.               If the  Plan is or  becomes  a Top  Heavy
                                    Plan, the provisions of the Plan and the Adoption Agreement containing top heavy rules required by Section 416 of the Code shall supersede any conflicting provisions of the Plan or the Adoption Agreement.

--------------------------------------------------------------------------------
     (a) Top Heavy  Compensation       Subject to the application of the
         Subparagraph 3.1(d)           Compensation Limit, Top Heavy
                                       Compensation of a Participant with
                                       respect to a Plan Year shall mean Total
                                       Compensation for the [Check one]:

                                   [x]   (1)   Calendar year ending with or
                                               within such Plan Year

                                   [ ]   (2)   Plan Year

                                         which  are   subject  to  tax  under
                                         Section  3101(a) of the Code without
                                         the  dollar  limitation  of  Section
                                         3121(a) of the Code.

                                         Notwithstanding the foregoing
                                         definition of Compensation  selected by
                                         the Employer, a Participant's
                                         Compensation [Check one]

                                   [x]   (3)   Shall include

                                   [ ]   (4)   Shall not include
                                         employee  elective salary  reduction or
                                         similar  contributions  excluded from
                                         the Participant's  gross income for
                                         federal  tax  purposes by reason of
                                         Sections   125,   402(a)(8)  and
                                         402(h)(1)(B)   of   the   Code   and
                                         employer contributions made pursuant to
                                         salary reduction agreements under
                                         Section 403(b) of the Code.

-------------------------------------------------------------------------------
     (b) Top Heavy Vesting               The  following  "top heavy  vesting
         Schedule                        schedule" shall apply whenever the Plan
         Subparagraph 6.3(b)             is a Top Heavy Plan [Check one, and
                                         complete where applicable]:

                                            [ ]  (1)   100% after  (not to
                                                       exceed 3) Years of
                                                       Vesting Service.

                                            [ ]  (2)   20% after 2 Years of
                                                       Vesting Service,
                                                       increased 20% for each of
                                                       the next 4 Years of
                                                       Vesting Service.

                                            [x]  (3)   50% after  Year(s) of
                                                       Vesting Service
                                                       75% after Years of
                                                       Vesting Service
                                                       100% after  Years of
                                                       Vesting Service
                                                          % after Years of
                                                       Vesting Service
                                                          % after Years of
                                                       Vesting Service
                                                          % after Years of
                                                       Vesting Service

                                                       [Must be at least as
                                                        favorable  after  each
                                                        Year as Option  9(b)(1)
                                                        or (2) above.]

--------------------------------------------------------------------------------
     (c) Years Disregarded for              The following Years of Vesting
         Purposes  of  Top  Heavy           Service shall be disregarded for
         Vesting Schedule                   purposes of the top heavy  vesting
         Paragraph 6.5                      schedule  [Check  any  of the
                                            following, if desired]:

                                            [x]   (1) Apply Regular  Rules.
                                                      All Years of Vesting
                                                      Service  regarded under
                                                      Option 8(c) above shall
                                                      be disregarded.

                                            [ ]  (2)  Years  Prior to Age 18.
                                                      Any Year of  Vesting
                                                      Service  of  an  Employee
                                                      completed    before   the
                                                      Employee  has reached age
                                                      eighteen   (18)   in  all
                                                      other   cases   shall  be
                                                      disregarded.

                                            [ ]  (3)  Year Required After Break
                                                      in  Service.   Any Year of
                                                      Vesting  Service of an
                                                      Employee  prior to one
                                                      Year  of his  Broken
                                                      Service      shall     be
                                                      disregarded  until he has
                                                      completed   a   Year   of
                                                      Vesting  Service during a
                                                      Plan Year  following  his
                                                      Year of Broken Service.

                                            [ ]  (4)  Rule of Parity. Any Year
                                                      of  Vesting  Service of an
                                                      Employee  prior to one
                                                      Year  of his  Broken
                                                      Service      shall     be
                                                      disregarded  unless  such
                                                      Employee either:

                                                (A) possesses a  non-forfeitable
                                                    right to benefits  under the
                                                    Plan derived from the
                                                    Employer's contributions or

                                                (B) has consecutive Year(s)  of
                                                    Broken Service which are
                                                    less than the greater of (i)
                                                    for application of this
                                                    subparagraph in Plan Years
                                                    commencing after December
                                                    31, 1984, five (5) or (ii)
                                                    the  number of his aggregate
                                                    Year(s) of Vesting Service
                                                    before the commencement
                                                    of such Year(s) of Broken
                                                    Service.

                                                    For purposes of this option,
                                                    an Employee's aggregate
                                                    Years of Vesting Service
                                                    shall not include Years of
                                                    Vesting Service which are at
                                                    any time excluded by the
                                                    application of the
                                                    provisions of this option.

                                            [ ]  (5) Years Prior to Plan
                                                     Establishment.  Any  Year
                                                     of Vesting  Service  with
                                                     the  Employer  for  which
                                                     the   Employer   did  not
                                                     maintain  the  Plan  or a
                                                     predecessor  plan  within
                                                     the  meaning  of  Section
                                                     411(a)(4)(c)  of the Code
                                                     shall be disregarded.

                                            [ ]  (6) Years   Prior  to 1971. Any
                                                     Year of Vesting Service
                                                     before January 1, 1971
                                                     shall be disregarded unless
                                                     the   Participant has at
                                                     least  three  (3) Years of
                                                     Vesting  Service after
                                                     December 31, 1970.

-------------------------------------------------------------------------------
     (d) Top Heavy Contribution             The Employer shall make an Employer
         Subparagraph 3.1(d)                Top Heavy Contribution for each Plan
                                            Year the Plan is a Top Heavy Plan in
                                            an  amount,  subject to the
                                            limitations provided  in the Plan,
                                            determined as follows  [Check the
                                            applicable choice and complete where
                                            applicable]:

                                            [x]  (1)  Minimum  Allocation
                                                      Percentage.  Any required
                                                      allocation  under this
                                                      Plan shall be [Check one]:

                                              [ ]   (A) Specified  Rate.  At the
                                                        rate of %. [Insert
                                                        percentage not  under
                                                        3%.]

                                              [X]   (B) Determined per Plan.
                                                        Determined pursuant   to
                                                        the applicable   rules
                                                        in  clauses   (i), (ii)
                                                        and  (iii) of
                                                        subparagraph 3.1(d) of
                                                        the Plan.

                                            [x]  (2)   Plan under which Top
                                                       Heavy  Contribution  or
                                                       Benefit to Be Provided
                                                       [Check one]:

                                             [ ]  (A)  No   Other Plan.   Since
                                                       the Employer maintains no
                                                       other qualified plan, any
                                                       applicable Employer Top
                                                       Heavy Contribution
                                                       described       in
                                                       subparagraph 3.1(d) of
                                                       the Plan shall be
                                                       provided by this Plan.

                                             [ ]  (B)  Contribution under this
                                                       Plan Where Other Plan
                                                       Maintained. The Employer
                                                       maintains another
                                                       qualified plan or plans
                                                       which is (are) [Check
                                                       applicable one(s)] a [  ]
                                                       defined contribution plan
                                                       and/or [ ] defined
                                                       benefit plan,  and the
                                                       Employer elects   that
                                                       any applicable Employer
                                                       Top Heavy Contribution
                                                       described in subparagraph
                                                       3.1(d)   of this Plan
                                                       shall be provided to
                                                       Participants in this Plan
                                                       by this Plan.

                                      [x]   (C)    Contribution  or Benefit
                                                   Under Other Plan for
                                                   Participants in this Plan and
                                                   Other  Plan,  and
                                                   Contribution  under  this
                                                   Plan  for Participants  Only
                                                   in this  Plan.  The  Employer
                                                   maintains  another qualified
                                                   plan or plans which is (are)
                                                   [Check  applicable  one(s)] a
                                                   [X] defined  contribution
                                                   plan and/or [  ] defined
                                                   benefit plan,  and the
                                                   Employer  elects that
                                                   contributions  required under
                                                   Section 416 of the Code be
                                                   provided  under such other
                                                   plan(s) for Employees who are
                                                   both  Participants  in this
                                                   Plan and  participants in
                                                   such other plan(s)  and that
                                                   any  applicable  Employer
                                                   Top Heavy  Contribution
                                                   described in  subparagraph
                                                   3.1(d) of this Plan shall be
                                                   provided by this Plan to
                                                   Employees who are
                                                   Participants of this Plan
                                                   only.

                                      [ ]   (D)    Alternate or Additional
                                                   Provisions [Insert desired
                                                   provision]:


-------------------------------------------------------------------------------
     (e) Present Value Factors for         The interest and mortality  factors
         Top  Heavy  Plan  Status          shall be:
         Appendix  B
                                           (1) Interest Rate: 7.5%  [Insert
                                               percentage].

                                           (3) Mortality Table:  The Unisex
                                               Pension 1984 Table.

===============================================================================

10. IN-SERVICE WITHDRAWALS.

-------------------------------------------------------------------------------
     (a) After-tax Account,                 [Select one or both, if desired]
         Voluntary Deductible
         Account and/or                     [ ]  (1)  Non-hardship. Non-hardship
         Rollover Account                             withdrawals are permitted
         Paragraphs 9.1, 9.5                          under paragraph 9.1 of the
                                                      Plan from the [Check
                                                      one(s) desired]:

                                                 [ ]  (A)    After-tax Unmatched
                                                             Account.

                                                 [ ]  (B)    After-tax Matched
                                                             Account.

                                                 [ ]  (C)    Voluntary
                                                             Deductible Account.

                                                 [ ]  (D)    Rollover Account.

                                            [x]   (2) Hardship.  Hardship
                                                      withdrawals  are permitted
                                                      under paragraph 9.5 of the
                                                      Plan from the [Check
                                                      one(s) desired]:

                                                 [ ]  (A)    After-tax Unmatched
                                                             Account.

                                                 [ ]  (B)    After-tax Matched
                                                             Account.

                                                 [ ]  (C)    Voluntary
                                                             Deductible Account.

                                                 [x]  (D)    Rollover Account.

-------------------------------------------------------------------------------

     (b) Pre-tax Account and/or             [Select one or both, if desired]:
         Employer Thrift Account
         Paragraphs 9.2, 9.6                [ ]  (1)   Non-hardship.
                                                       Non-hardship  withdrawals
                                                       are permitted under
                                                       paragraph 9.2 of the Plan
                                                       by Participants from the
                                                       [Check one(s) desired]:

                                                 [ ]   (A)    Pre-tax Unmatched
                                                              Account.

                                                 [ ]   (B)    Pre-tax Matched
                                                              Account.

                                                 [ ]   (C)    Employer Thrift
                                                              Account.

                                            [x]  (2)   Severe Hardship. Severe
                                                       Hardship withdrawals are
                                                       permitted under paragraph
                                                       9.6  of the Plan by
                                                       Participants from  the
                                                       [Check  one(s) desired]:

                                                 [x]   (A)  Pre-tax Unmatched
                                                            Account.

                                                 [ ]   (B)  Pre-tax Matched
                                                            Account.

                                                 [ ]   (C)  Employer Thrift
                                                            Account.

--------------------------------------------------------------------------------
     (c) Employer Account                   [Select one or both, if desired]
         Paragraphs 9.4, 9.5
                                            [ ]  (1)   Non-Hardship.
                                                       Non-hardship  withdrawals
                                                       are permitted under
                                                       paragraph 9.4 of the Plan
                                                       by [Check one or more]:

                                                 [ ]   (A)    Participants  who
                                                              have  reached age
                                                              fifty-nine  and
                                                              one-half (59 1/2)
                                                              from the [Check
                                                              one(s) desired]:

                                                       [ ]    (i)  Employer
                                                                   Active
                                                                   Account.

                                                       [ ]    (ii) Employer
                                                                   Non-forfeit-
                                                                   able Account.

                                                 [ ]   (B) Participants who have
                                                           60  or more   months
                                                           of participation from
                                                           the [Check  one(s)
                                                           desired]:

                                                       [ ]  (i)  Employer Active
                                                                 Account.

                                                       [ ]  (ii) Employer
                                                                 Non-forfeitable
                                                                 Account.

                                                 [ ] (C) Participants who either
                                                         have reached age
                                                         fifty-nine and one half
                                                         (59  1/2) or have  60
                                                         or  more months of
                                                         participation from the
                                                         [Check  one(s)
                                                         desired]:

                                                       [ ] (i)  Employer Active
                                                                Account.

                                                       [ ] (ii) Employer
                                                                Non-forfeitable
                                                                Account.

                                            [x]  (2)   Hardship.  Hardship
                                                       withdrawals  are
                                                       permitted  under
                                                       paragraph 9.5 of the Plan
                                                       from the [Check one(s)
                                                       desired]:

                                                       [x] (i) Employer Active
                                                               Account.

                                                       [x] (ii) Employer
                                                                Non-forfeitable
                                                                Account.

===============================================================================

11.      LOANS.

-------------------------------------------------------------------------------
     (a) Availability                       A Participant [Check one]:
         Paragraph 9.10
                                            [ ]  (1)   Permitted.  May borrow
                                                       from the Plan in
                                                       accordance  with the
                                                       terms of the Employer's
                                                       Loan Policy.

                                                       [If   this    Option   is
                                                       selected   the   Employer
                                                       must  complete and attach
                                                       to     this      Adoption
                                                       Agreement  an  Employer's
                                                       Loan  Policy   describing
                                                       the terms and  conditions
                                                       on  which  loans  will be
                                                       made.]

                                            [x]  (2)   Not Permitted.  May not
                                                       borrow from the Plan.

===============================================================================

12.      PARTICIPANT INVESTMENT DIRECTION.
         Paragraph 12.2

-------------------------------------------------------------------------------
     (a) Availability Generally             A Participant [Check one]:

                                            [ ]  (1)  Not Permitted.  May not
                                                      make investment
                                                      directions.

                                            [x]  (2)  Permitted.  May make
                                                      investment directions for
                                                      the  following   accounts
                                                      (the "directable
                                                      accounts")  [Check one or
                                                      more]:

                                               [x] (A) Employer Account.

                                               [ ] (B) Employer Thrift Account.

                                               [x] (C) Pre-tax Account.

                                               [ ] (D) After-tax Account.

                                               [x] (E) Rollover Account.

                                               [ ] (F) Voluntary Deductible
                                                       Account.

------------------------------------------------------------------------------
     (b) Available Investment               Participants may make investment
         Funds                              directions among the following
                                            investment funds (the "available
                                            investment funds") to the extent
                                            permitted [Check one or more if
                                            Option 12(a)(2)  is  selected  and
                                            complete percentage  limitation, if
                                            desired.   If   no percentage is
                                            indicated, no limitation applies]:

                                            [x]   (1)   Current Income Fund.

                                            [x]   (2)   Capital Preservation
                                                        Fund.

                                            [x]   (3)   Moderate Growth Fund.

                                            [x]   (4)   Wealth Building Fund.

                                            [x]   (5)   Aggressive Appreciation
                                                        Fund.

                                            [x]   (6)   Employer Stock Fund -
                                                        investment shall
                                                        be limited  to 25% of
                                                        account balance
                                                        (effective January 1,
                                                        1999).

                                            [ ]   (7)   Such other investment
                                                        funds  as the
                                                        Administrator   may
                                                        from time  to time
                                                        permit  (a written
                                                        description  of which
                                                        must be attached to this
                                                        Adoption Agreement).

--------------------------------------------------------------------------------
     (c) Investment Direction              Participants may make investment
         Increments                        directions in the Employer Stock Fund
                                           in the following increments [Check
                                           one if Option 12(a)(2) is selected]:

                                            [x]  (1)   In the regular 5%
                                                       increments provided in
                                                       the Plan.

                                            [ ] (2)    In   % [Insert percentage
                                                       of less than 5%]
                                                       increments.

                                            [ ] (3)    In  increments  of the
                                                       lesser of 5% or such
                                                       percentage  as  the
                                                       Administrator  shall from
                                                       time to time authorize.

-------------------------------------------------------------------------------
     (d) Frequency and                      Participants may make their
         Effective Date of                  investment directions as of
         Investment Directions              [Check one if Option 12(a)(2) is
                                            selected]:

                                            [ ]  (1)   Annually effective as of
                                                       the first day of each
                                                       Plan Year,

                                            [ ]  (2)   Periodically effective as
                                                       of the beginning of each
                                                       Valuation Period,

                                            [x]  (3)   Quarterly effective as of
                                                       the first day of each
                                                       quarter of the Plan Year,

                                            [ ]  (4)

                                                        [Insert time(s)],

                                            and (if any of the above options are
                                            selected)  at such other  date(s) as
                                            the  Administrator  may from time to
                                            time authorize.

--------------------------------------------------------------------------------
     (e) Default Investment Fund            As provided in subparagraph 12.2(d)
                                            of the Plan, where no Participant
                                            investment direction is in force, a
                                            Participant's accounts shall be
                                            invested in the following default
                                            investment fund, provided that any
                                            initial designation here may be
                                            changed from time to time by the
                                            Employer [Check one if Option
                                            12(a)(2) is selected]:

                                            [x]  (1)  Current Income Fund.

                                            [ ]  (2)   [Describe].

                                            [ ]  (3)  Such   investment fund as
                                                      the  Employer may from
                                                      time    to   time
                                                      designate    (a   written
                                                      description of which must
                                                      be   attached   to   this
                                                      Adoption Agreement).

                                       21
-------------------------------------------------------------------------------

================================================================================

13.  HOURS OF SERVICE.                      Hours of Service for purposes of the
     Appendix A                             Plan shall be credited in accordance
                                            with one of the alternative methods
                                            stated below [Check one]:

--------------------------------------------------------------------------------

                                            [x] (a)  Actual Hours Counted. An
                                                     Employee   shall  be
                                                     credited  with  Hours  of
                                                     Service for those  actual
                                                     Hours of Service credited
                                                     under  Appendix  A of the
                                                     Plan.

                                            [ ] (b)  Ten  Hour  Per Day
                                                     Equivalency.  An Employee
                                                     shall  be  credited  with
                                                     ten (10) Hours of Service
                                                     for any day he  would  be
                                                     credited  with  at  least
                                                     one  (1)  actual  Hour of
                                                     Service.

                                            [ ] (c)  Forty-five Hour Per Week
                                                     Equivalency.    An Employee
                                                     shall     be credited with
                                                     forty-five (45) Hours of
                                                     Service for any   week  he
                                                     would  be credited  with at
                                                     least one  (1)  actual Hour
                                                     of Service.

                                            [ ] (d)  Ninety-five  Hour Per
                                                     Semi-monthly  Payroll
                                                     Equivalency.  An Employee
                                                     shall  be  credited  with
                                                     ninety-five (95) Hours of
                                                     Service  for  any
                                                     semi-monthly  payroll
                                                     period   he   would   be
                                                     credited  with  at  least
                                                     one  (1)  actual  Hour of
                                                     Service.

                                            [ ] (e)  One Hundred  Ninety Hour
                                                     Per Month Equivalency.  An
                                                     Employee shall  be credited
                                                     with one hundred  ninety
                                                     (190) Hours of Service  for
                                                     any month  he  would be
                                                     credited  with  at  least
                                                     one  (1)  actual  Hour of
                                                     Service.

================================================================================

14.  LIMITATIONS ON BENEFITS.                [Check  the  applicable   box(es)
     Under Section 415 of the                and/or  add limitations language as
     Code. Paragraphs 4.3 and 4.4            desired.]
     Appendix C
                                             NOTE: Failure to complete this
                                             Option 14 may adversely  affect
                                             qualification of the plan(s)
                                             maintained by an Employer.

-------------------------------------------------------------------------------
[ ]  (a) No Other Plan                      Employer  maintains  no other
                                            qualified  plan in addition to this
                                            Plan in which event paragraph 4.3 of
                                            this Plan and paragraph C-1.2 of
                                            Appendix C shall apply.

--------------------------------------------------------------------------------
[x]  (b) Coordinate with Other Defined      The  Employer  maintains,  in
         Contribution  Plan  (Other than    addition  to this  Plan,  one or
         A Master  or Prototype Plan)       more  plans  which are qualified
                                            defined  contribution  plans,
                                            welfare benefit  funds  (as  defined
                                            in  Section  419(a)  of the Code) or
                                            individual  medical  accounts,  (as
                                            defined in Section 415(1)(2) of the
                                            Code) (other  than  Master  or
                                            Prototype Plans) in which event
                                            paragraph 4.4 of this Plan and
                                            subparagraph  C-1.3 of Appendix C
                                            shall apply.  In which event  [Check
                                            (1),  (2), or (3) and (4) if
                                            desired]:

                                            [x]  (1)   Subparagraph C-1.3(g) of
                                                       Appendix C shall apply.

                                            [ ] (2) Reduce Contribution under
                                                    this  Plan.  Annual
                                                    Additions under this Plan
                                                    shall be  reduced  before
                                                    Annual   Additions  under
                                                    such   other   Plans  and
                                                    funds so that the Maximum
                                                    Permissible Amount is not
                                                    exceeded.

                                            [ ] (3) Reduce Contribution under
                                                    other Plan.  Annual
                                                    Additions    under   such
                                                    other   plans  and  funds
                                                    shall be  reduced  before
                                                    Annual   Additions  under
                                                    this  Plan  so  that  the
                                                    Maximum  Permissible
                                                    Amount is not exceeded.

                                            [ ] (4) Subject to subparagraph
                                                    C-1.3(g), Option  14(b)(2)
                                                    or  (3) above  shall  apply,
                                                    but Annual   Additions under
                                                    welfare   benefit   plans
                                                    shall be reduced last.

-------------------------------------------------------------------------------
[x]   (c) Coordinate with                    The  Employer  maintains,  in
          which Defined Benefit Plan         addition to this Plan,  one or more
                                             plans are  qualified defined
                                             benefit plans in  which  event
                                             paragraph of this Plan shall apply.
                                             In such event the Defined
                                             Contribution Plan Fraction shall
                                             not  exceed one (1) and [Check one
                                             of the following]:

                                            [ ]   (1)   Reduce   Annual
                                                        Additions  Before
                                                        Annual Benefits. Annual
                                                        Additions  under
                                                        all qualified defined
                                                        contribution plans
                                                        and welfare benefit
                                                        funds maintained   by
                                                        the Employer shall be
                                                        reduced before  Annual
                                                        Benefits are reduced so
                                                        that the sum of  the
                                                        Defined Benefit Plan
                                                        Fraction and Defined
                                                        Contribution Plan
                                                        Fraction  will not
                                                        exceed one (1) as
                                                        provided  in
                                                        subparagraph  C-1.3(f)
                                                        of Appendix C.

                                            [x] (2)     Reduce  Annual
                                                        Benefits  Before
                                                        Annual Additions. Annual
                                                        Benefits payable
                                                        under all qualified
                                                        defined benefit plans
                                                        maintained by the
                                                        Employer shall be
                                                        reduced  before
                                                        Annual Additions  are
                                                        reduced so that  the
                                                        sum of the Defined
                                                        Benefit Plan Fraction
                                                        and Defined
                                                        Contribution
                                                        Plan Fraction  will not
                                                        exceed one  (1) as
                                                        provided in subparagraph
                                                        C-1.3(f)
                                                        of Appendix C.

--------------------------------------------------------------------------------
[ ]  (d) Alternate Provision                Annual  Additions  and Annual
                                            Benefits of a  Participant  shall be
                                            limited as follows [Insert
                                            provisions as desired]:

--------------------------------------------------------------------------------
     (e)  Limitation  Year                  The Limitation  Year is the
                                            following  12-consecutive month
                                            period:

                                            [x]  (1)   The calendar year.

                                            [ ]  (2)   The Plan Year.

                                            [ ]  (3)   The year beginning on
                                                       [Insert month and day].

--------------------------------------------------------------------------------

===============================================================================

15.      MATTERS RELATING TO STOCK.
-------------------------------------------------------------------------------
     (a) Custodian                          The Custodian of the Employer Stock
         Paragraph 17.1(a)                  Fund shall be:
                                            SouthTrust Asset Management
                                            Company of Georgia

-------------------------------------------------------------------------------
     (b) Named  Fiduciary with              The Named  Fiduciary with respect
         Respect to Stock                   to Stock shall be:
         Paragraph 17.1(b)
                                            C&F Mortgage Corporation
-------------------------------------------------------------------------------
     (c) Stock                              Stock shall mean the following
         Paragraph 17.1(c)                  described stock [Complete]:

                                            Description:
                                            C&F Financial Corporation Common
                                            Stock, $1 par value


                                            [Insert description of Stock,
                                            including class, issuer, etc.].
--------------------------------------------------------------------------------
     (d) Employer Investment                Notwithstanding the Participant
         Direction                          investment direction provisions of
         Paragraph 17.2                     paragraph 12.2, the Employer
                                            requires that the following account
                                            balances under the Plan be invested
                                            in the  Employer Stock Fund to the
                                            extent set described below:

                            [x]  (1)   No Investment Requirement. The Employer
                                       imposes no Stock investment requirement.

                            [ ]  (2)   Employer   Stock Investment Required. The
                                       Employer   requires  that the following
                                       percentage of each of the  following
                                       accounts  be  and  remain invested in the
                                       Employer Stock  Fund   [Check  and
                                       complete     only     for accounts
                                       desired]:

                                       [ ]  (A)  % of the Employer Account.

                                       [ ]  (B)  % of the Employer Thrift
                                                 Account.

                                       [ ]  (C)  % of the Pre-Tax Account.

                                       [ ]  (D)  % of the After-Tax Account.

                                       If  this  is  a  Restated Plan,   this
                                       investment direction    applies   to
                                       contributions   allocated to the account
                                       after the Effective   Date  of  the
                                       Restatement  of the  Plan in  the   form
                                       of  this Adoption Agreement.

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------


     (e) Form of Payment               The non-forfeitable Accrued  Benefits
         Paragraph 17.6                of Participants invested in the
                                       Employer Fund at the time of distribution
                                       shall be distributed in the following
                                       manner:
                                       [ ]  (1)  Account balances invested in
                                                 the  Employer Stock   Fund
                                                 shall   be distributed in cash.

                                       [ ]  (2)  Account  balances invested in
                                                 the  Employer Stock   Fund
                                                 shall   be distributed    in
                                                 whole shares  of Stock and cash
                                                 in  lieu  of   fractional
                                                 shares.  [This option may not
                                                 be selected if, under any
                                                 circumstances,  more than 90%
                                                 of    the Participant's Accrued
                                                 Benefit  in the  Fund may be
                                                 invested   in   the Employer
                                                 Stock Fund.]

                                       [ ]  (3)  Account  balances invested in
                                                 the  Employer Stock   Fund
                                                 shall   be distributed in cash
                                                 and Stock  in proportion  to
                                                 the   cash and    Stock
                                                 considered pursuant  to
                                                 subparagraph 17.5(c)  to be
                                                 allocated to   the
                                                 Participant's account in the
                                                 Employer Stock Fund. [this
                                                 option may not be selected  if,
                                                 under  any circumstances, more
                                                 than 90% of the Participant's
                                                 Accrued Benefit  in  the Fund
                                                 may be  invested  in the
                                                 Employer Stock Fund.]

                                       [X]  (4)  The  Participant  may elect  to
                                                 receive   his non-forfeitable
                                                 Accrued Benefit  invested  in
                                                 the Employer  Stock  Fund  at
                                                 the time of  distribution under
                                                 any  one  of  the methods
                                                 described above.

-------------------------------------------------------------------------------
     (f) Composition of Employer                 The Named  Fiduciary with
         Stock Fund                              Respect to Stock shall
                                                 part of the Employer Stock
                                                 Fund.  Generally, establish a
                                                 cash reserve as a however  the
                                                 assets of the Employer  Stock
                                                 Fund invested in Stock are
                                                 expected to remain in the
                                                 following range:

                                                 Range of Stock Investment: 50%
                                                 to 100%.

                                                 The Named  Fiduciary with
                                                 Respect to Stock may change the
                                                 percentage  of the  total
                                                 assets  of the  Employer Stock
                                                 Fund  invested  in Stock from
                                                 time to time.

-------------------------------------------------------------------------------
     (g) Special Grandfathered              In the case of a Restated Plan which
         Transitional Rules                 allowed  investment in employer
         Restated Plans                     securities prior for to its
         Paragraph 17.8                     restatement, certain provisions
                                            may need to be grandfathered in
                                            order to preserve the  benefits
                                            required under  Sections  411(a)(10)
                                            or (d)(6) of the Code.  Such special
                                            grand-fathered provisions and any
                                            applicable transitional rules should
                                            be described below. [Attach a
                                            separate sheet if necessary.]







--------------------------------------------------------------------------------
================================================================================

16.  VOTING RIGHTS PASS                     Voting   rights  with  respect  to
     THROUGH                                Stock  which  is  allocated  to the
                                            accounts  of Participants shall be
                                            passed  through under  paragraph
                                            17.11 as follows [Check one of (a)
                                            through (c) and (d) Paragraph 17.11
                                            if desired]:

--------------------------------------------------------------------------------
[ ]  (a) No Voting Rights                   No  voting  rights  shall  be
         Pass-through                       passed  through  for  as  provided
         Clause (i)                         in  clause  (i)  of  subparagraph
         Subparagraph 17.11(a)              17.11(a) of the Plan.


--------------------------------------------------------------------------------
[x]  (b) Pass-through for                   Voting rights shall be passed
         All Matters                        through for all matters subject to a
         Clause (ii) of                     vote as provided in clause (ii) of
         Subparagraph 17.11(a)              subparagraph 17.11(a) of the Plan.

--------------------------------------------------------------------------------
[ ]  (c) Pass-through on                    Voting  rights  shall be  passed
         Major Corporate                    through  only on  major  corporate
         Transactions                       transactions  as provided in
         Clause (iii) of                    clause (iii) subparagraph 17.11(a)
         Subparagraph 17.11(a)              of the Plan.

-------------------------------------------------------------------------------
[ ]  (d) Pass-through                       As  permitted  in clause  (ii)
         Voting  on  Tender                 subparagraph  17.11(b) of the Plan,
         Offers                             voting  rights on "tender
         Clause (ii) of                     offers"  are  required  to  be
         Subparagraph 17.11(b)              passed  through  to Participants.

===============================================================================
     The Employer may not rely on an opinion letter issued by the National Office of the Internal Revenue Service as evidence that the Plan is qualified under Section 401 of the Code. In order to obtain reliance with respect to plan qualification, the Employer must apply to the appropriate key district office of the Internal Revenue Service for a determination letter. This Adoption Agreement may be used only in conjunction with the Virginia Bankers Association basic plan document number 03.

     IN WITNESS WHEREOF, each Employer, by its duly authorized representatives, has executed this instrument this day of , 19 .


                                             --------------------------------
                                             [Enter Name of Employer]

                                             By /s/ Mark Fox
                                             --------------------------------
                                             Its EVP-CFO
[SEAL]

ATTEST:
------------------------------------------------
Its_____________________________________________

                                              -------------------------------
                                              [Enter Name of Employer]

                                              By_____________________________
                                              Its____________________________
[SEAL]

ATTEST:
------------------------------------------------
Its______________________________________________

                                             --------------------------------
                                             [Enter Name of Employer]

                                             By______________________________
                                             Its_____________________________
[SEAL]

ATTEST:
------------------------------------------------
Its______________________________________________


     By execution hereof by their duly authorized Administrative Trustee, the Trustees of the Virginia Bankers Association Master Defined Contribution Plan and Trust hereby accept the Trust created herein according to the terms and conditions of the Plan.

Date:                                    /s/ Bette J. Albert
  -----------------------------          --------------------------------
                                           VBA Benefits Corporation

                               CUSTODIAL AGREEMENT

                        Investment in Employer Securities
                                    under the
                          Virginia Bankers Association
                   Master Defined Contribution Plan and Trust


        THIS AGREEMENT, made as of the _____ day of _____________, 19__, and effective _________________, 19__, by and between Bette J. Albert for the trustees (the "Trustees") of the VIRGINIA BANKERS ASSOCIATION MASTER DEFINED CONTRIBUTION PLAN AND TRUST for C&F MORTGAGE CORPORATION (the "Plan"), and C&F MORTGAGE CORPORATION (herein the "Employer"), and SOUTHTRUST ASSET MANAGEMENT CO. N.A. (herein the "Custodian");

                             W I T N E S S E T H :

        WHEREAS, the Employer desires to direct the investment of all or a portion of the Fund attributable to the Plan into stock or securities issued by the Employer, or alternatively, to permit Participants in the Plan to direct the investment of accounts permitted by the Employer into such investments through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement
(001) for the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 03);

        WHEREAS, the Trustees are willing to establish a division of the Fund to be invested in the stock or securities issued by the Employer on the condition that the Employer indemnify the Trustees for any violations of the fiduciary duties imposed under ERISA as a result of such investment (which indemnification shall be pursuant to a separate written agreement);

        WHEREAS, the Trustees are employing the Custodian at the direction of the Employer to hold the assets of the Plan comprising the Employer Stock Fund and render certain services with respect thereto;

        WHEREAS, the Trustees have delivered a copy of the Plan to the Custodian; and

        WHEREAS, the Custodian acknowledges herein its status as a fiduciary with respect to the Plan.

        NOW, THEREFORE, it is agreed between the Trustees, the Employer and the Custodian as follows:

        Section 1. The Trustees shall from time to time transfer to the Custodian cash and other property acceptable to the Custodian. All cash and property so transferred, and all investments and reinvestments thereof, together with the income therefrom and any other increments thereon (the "Custodial Fund") shall be held and administered by the Custodian pursuant to the terms of this Agreement without distinction between principal and income. The records and accounts of the Custodial Fund shall reflect the Employer Stock Fund, a subdivision of the trust fund under the Plan and referred to herein as the divisions of the Custodial Fund. The Custodian shall be responsible only for the funds and property actually received by it hereunder and shall not be responsible for the collection of contributions to the Plan or for the collection of other payments of principal, interest or dividend proceeds.

        Section 2. The Custodian shall receive and hold as a part of the Custodial Fund all dividends, interest and other income from the Custodial Fund. The Custodian shall make such payments and dispositions of assets from the Custodial Fund as may be directed in writing by the Named Fiduciary with respect to Stock or by the Trustees (or by the Employer, plan administrator or any member of the administrative committee, if any, to the extent such right of direction has been granted to same by the Trustees or the Plan). The Custodian shall have no duty or responsibility to inquire into the propriety of any direction for payment of disposition of assets so given. The duties and responsibilities of the Custodian are specifically limited to those provided herein.

        Section 3. The Custodial Fund shall be invested and reinvested in Stock of the Employer as defined in the Plan and short-term temporary investments and cash balances as the Named Fiduciary with Respect to Stock may from time to time direct in writing, provided, however, that while awaiting such directions, the Custodian is authorized to temporarily invest any assets in the Custodial Fund in savings accounts, certificates of deposit, repurchase agreements, and money market investments, trusts and funds chosen by it including those which are maintained by it or its affiliates. The Custodian and the Named Fiduciary with respect to Stock are hereby authorized as they may jointly agree in their discretion to permit such directions to be given orally, by telephone, telegraph, cable or radio and the Custodian is authorized to accept such instructions so given which it believes to be genuine.

        Section 4. When the Custodian is directed to make changes in the investments of the Custodial Fund, such changes shall be made with reasonable promptness.

        Section 5. The Employer joins herein for the purpose of requesting the Custodian to act hereunder and agrees to indemnify the Custodian and save it harmless from any liability, damages, claims, costs and expenses which do not arise or are not incurred by reason of its negligence, willful misconduct or lack of good faith and which it may sustain or incur or which may be asserted against it arising out of or resulting from its having invested the Custodial Fund with reasonable promptness or having made payments or disposed of assets or having otherwise acted with respect to the Custodial Fund in accordance with the terms of this Agreement. The Custodian covenants and agrees that it shall defend and hold the Trustee, the Employer and the Named Fiduciary with respect to Stock, including the present and former employees, officers and directors of each of them, harmless from and indemnify the Trustee, the Employer and the Named Fiduciary with respect to Stock against any and all liability, loss, damage or expense (including attorney's fees) which either of them may incur or suffer under ERISA or other applicable laws resulting from, arising out of or relating to the Custodian's negligence, willful misconduct, lack of good faith or the Custodian's breach of the terms of this Agreement.

        Section 6. The recital by the Custodian that any assignment, transfer, conveyance or other instrument executed by it is made pursuant to due authority vested in it when relied upon by any person dealing with the Custodian shall be conclusive and binding, and no person, firm or corporation dealing with the Custodian shall be required to inquire further as to the authority of the Custodian.

        Section 7. When directed to do so by the Named Fiduciary with respect to Stock, the Custodian shall have the power to sell, mortgage, pledge, lease, assign, transfer, convey or otherwise dispose of and to grant options with respect to any and all of the assets of the Custodial Fund, whether real or personal, tangible or intangible, any and all interest therein, and to execute, acknowledge and deliver any and all assignments, deeds and other instruments which may be required to carry the foregoing powers into effect, provided however, where warrants, options, tenders or other rights have fixed expiration dates, in order for the Custodian to act with respect to the Custodial Fund, the Custodian shall receive instructions from the Named Fiduciary with respect to Stock at the Custodian's offices and addressed as the Custodian may from time to time request for this specific purpose, by no later than noon (New York City time) at least one bank business day prior to the last scheduled date to act with respect thereto (or such earlier date or time as the Custodian may specify). There shall be no obligation upon the purchaser, lessee, lender, assignee or transferee or anyone to whom the property may in any way be conveyed to see to the application of the purchase money, money loaned or property exchanged, transferred, assigned or conveyed.

        Section 8. The Custodian shall mail (or otherwise deliver) to the Named Fiduciary with respect to Stock any documents received, including proxy material, warrants, tender offers and offering circulars with respect to the securities and other assets held in the Custodial Fund which, if required, shall be signed where appropriate by the Custodian without indication of voting or other preference, so as to enable the Named Fiduciary with respect to Stock to make all decisions with respect thereto and to take all actions required to pass through to Participants any voting rights required or permitted under the Plan.

        Section 9. The Custodian shall have the right to have any securities and other property in the Custodial Fund registered in the name of the Custodian's nominee, but the assets so registered shall at all times remain in the possession, or under the control of, the Custodian, and the Custodian shall be responsible for the assets so registered as if such assets were registered in the name of the Custodian. The Custodian will, promptly upon request by the Trustee, cause any security held hereunder to be reissued in its own name as Custodian for the Custodial Fund or in the name of the Custodial Fund or the Trustee, but the costs and taxes, (if any) associated with the foregoing shall be charged to the Custodial Fund.

        Section 10. The Custodian may rely, and shall be fully protected in relying upon, any written certificate, notice or direction purporting to have been signed by the Trustees (or by the plan administrator or any member of the administrative committee, if any, who has been granted the right of direction pursuant to Section 2) or signed or given by the Named Fiduciary with respect to Stock (or an officer thereof, who shall certify that he is duly authorized to sign or give same), which the Custodian reasonably believes to be genuine and to have been so signed or given. The Custodian shall be under no duty to make any investigation or inquiry as to any statement contained in such writing, but may accept same as conclusive evidence of the truth and accuracy of the statement therein contained. The Trustees shall furnish the Custodian with the documents evidencing their appointment and a specimen of their signatures and of the signatures of such persons other than the Trustees, if any, who have been granted the right of direction pursuant to Section 2. The Trustees shall furnish the Custodian with the documents evidencing the appointment and termination of the Named Fiduciary with respect to Stock (including any such Named Fiduciary with Respect to Stock which may hereafter be appointed). The Custodian shall not recognize the authority of any new fiduciary for the Plan or Employer Stock Fund thereunder until there is delivered to the Custodian written notice, signed by the Trustees, of the new fiduciary's appointment, together with specimen signatures of the officers with authority to act for same. The Custodian may thereafter rely thereon as if such fiduciary had been initially referred to herein as the Named Fiduciary with respect to Stock and such Named Fiduciary with respect to Stock shall thereafter, until such status is terminated with proper notice being given to the Custodian, be considered the Named Fiduciary with respect to Stock for all purposes hereof.

        Section 11. Communications to the Custodian shall be addressed to its principal office, and communications to the Trustees and the Named Fiduciary with respect to Stock shall be addressed to them, respectively, at their addresses last designated in writing to the Custodian. No communication shall be binding upon the Trustees, the Named Fiduciary with respect to Stock and the Custodian until received by them.

        Section 12. The Custodian shall not be responsible for the proper application of any part of the Custodial Fund if disbursements are made by it in accordance with the written directions of the Trustees (or of the plan administrator or any member of the administrative committee, if any, who has been granted the right of direction pursuant to Section 2) or the Named Fiduciary with respect to Stock as herein provided, nor shall the Custodian be responsible for any appreciation or depreciation in the value of the Custodial Fund, for the administration of the Plan, or for the adequacy of the Custodian Fund to meet and discharge any and all liabilities under the Plan.

        Section 13. This Agreement may from time to time be amended by the parties hereto as they may mutually agree, provided any such amendment shall be in writing and signed by the parties hereto. The Custodian may be removed by the Trustees (either on their own initiative or at the direction of the Employer) or may resign as Custodian, such action in either case to be pursuant to written notice to that effect delivered to the other. Such removal or resignation shall become effective as of the last day of the month which coincides with or next follows the expiration of thirty (30) days from the date of the delivery of such written notice, unless an earlier or later date is agreed upon. At such time, the Custodian shall deliver and pay over to the Trustees, or to a successor custodian designated by the Trustees at the direction of the Employer, all of the assets in its possession less only its proper charges as specified in
Section 14 accrued to the date of its resignation or removal.

        Section 14. Unless otherwise prohibited by the prohibited transaction provisions of the Code and ERISA for its services hereunder, the Custodian shall be paid such reasonable compensation and charges as shall from time to time be agreed upon in writing by the Trustees (with the knowledge and consent of the Employer) and the Custodian. Any such compensation and charges shall be billed to the Trustees but may be deemed a charge on the Custodial Fund if directed by the Employer or Trustees. Any compensation and charges of the Custodian or the Named Fiduciary with respect to Stock which are not paid within sixty (60) days of the date billed shall be deemed uncollectable and shall be charged to the Custodial Fund.

        Section 15. The Custodian shall, within sixty (60) days following the end of each reporting period established by agreement between the Custodian and the Trustee, render to the Trustees, the Employer and the Named Fiduciary with respect to Stock a statement of account showing all receipts, disbursements and transactions with respect to the income and principal of the Custodial Fund, and, in addition, shall render to such parties and at such times as is contractually agreed to by the Trustees and the Custodian, a list of the assets of the Custodial Fund which shall include the market value and carrying value thereof. Unless objected to in writing by the Trustees within one hundred twenty
(120) days from the rendition thereof, each such statement and list shall be deemed to have been correctly stated and accepted as such by the Trustees. The Custodian agrees that during its regular banking hours, any officer, employee or representative of the Trustee or any independent accountant(s) selected by the Trustee shall be entitled to examine the Custodian's records of the Custodial Fund and all transactions in and for the Custodial Fund, upon furnishing the Custodian with written authorization from the Trustee upon reasonable prior notice.

        Section 16. If a Trustee ceases to act as such, the remaining Trustees shall furnish or shall cause to be furnished promptly to the Custodian a certificate stating such fact, signed by a representative of the remaining Trustees (who shall certify that he is duly authorized to sign same). Until such a certificate is received by the Custodian, it shall be fully protected in continuing to rely upon the authority of the former Trustee. The Custodian shall not recognize the authority of any new Trustees until it has received a certificate of his appointment, signed by a representative of the remaining Trustees (who shall certify that he is duly authorized to sign same) and containing a specimen signature of such new Trustees.

        Section 17. This Agreement shall be governed, construed, regulated and administered under the laws of the Commonwealth of Virginia to the extent not otherwise required by federal law.

        Section 18. The term "Trustees" and the terms "party hereto" or "parties hereto" as they relate to the Trustees shall include all successors to the Trustees from time to time appointed under the terms of the Plan or otherwise holding office pursuant to the Plan.

        Section 19. Neither the rights nor the obligations of the Trustees or the Custodian hereunder may be assigned or delegated without the consent of the other and of the Employer; provided, however, that unless the Custodian is otherwise directed in writing by the Virginia Bankers Association Benefits Corporation as sponsor of the Plan (the "Benefits Corporation"), the Custodian shall accept any direction or notice hereunder by the person serving as "Administrative Trustee" of the Plan or by any other person authorized to act on behalf of the Trustees as a direction or notice by and on behalf of the Trustees; and provided, further, that by notice in writing to the Custodian, the Benefits Corporation may assign its rights and obligations hereunder to any subsidiary or related entity which is formed to offer and administer the qualified retirement plans currently offered and administered by the Virginia Bankers Association.

        Section 20. This Agreement supersedes all prior custodial agreements relating to the Employer Stock Fund of the Plan between the Custodian and the Trustees.

        Section 21. This Agreement may be executed in more than one counterpart and each shall be considered an original.

        Section 22. The provisions of Sections 5, 14 and 15 shall survive the termination, amendment or restatement of this Agreement or the resignation or removal of the Custodian.

        IN WITNESS WHEREOF, the undersigned representative for the Trustees on behalf of and with the consent of all the Trustees, the Custodian and an authorized officer of the Employer have executed this Agreement indicating agreement to the obligations hereby imposed upon it as of the date first above written.


                                            By /s/ Bette J. Albert
                                              ---------------------------------
                                               BETTE J. ALBERT, for the Trustees

                                           SOUTHTRUST ASSET MANAGEMENT CO. N.A.
                                           Custodian

                                            By
                                              ---------------------------------
                                             Its
                                                -------------------------------
Attest:


By
  -----------------------
  Its
     --------------------


                                            C&F MORTGAGE CORPORATION
                                            Employer

                                            By /s/ Mark Fox
                                               --------------------------------
                                             Its EVP-CFO
                                                -------------------------------
Attest:


By
  -----------------------
  Its
    ---------------------

                 ALLOCATION OF DUTIES OF NAMED FIDUCIARIES AND
                      APPOINTMENT ACKNOWLEDGMENT AGREEMENT

                       Investment in Employer Securities
                                   under the
                          Virginia Bankers Association
                   Master Defined Contribution Plan and Trust


        THIS AGREEMENT, made as of the _____ day of _____________, 19__, and effective _________________, 19__, by and between Bette J. Albert for the trustees (the "Trustees") of the VIRGINIA BANKERS ASSOCIATION MASTER DEFINED CONTRIBUTION PLAN AND TRUST for C&F MORTGAGE CORPORATION(the "Plan"), and C&F MORTGAGE CORPORATION (herein the "Employer"), BOARD OF DIRECTORS (herein the "Named Fiduciary with respect to Stock");

                             W I T N E S S E T H :

        WHEREAS, the Employer desires to direct the investment of all or a portion of the Fund attributable to the Plan into stock or securities issued by the Employer, or alternatively, to permit Participants in the Plan to direct the investment of accounts permitted by the Employer into such investments through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement
(001) for the Virginia Bankers Association Master Defined Contribution Plan and Trust (Basic Plan Document No. 03); and

        WHEREAS, the Trustees are willing to establish a division of the Fund to be invested in the stock or securities issued by the Employer on the condition that the Employer indemnify the Trustees for any violations of the fiduciary duties imposed under ERISA as a result of such investment (which indemnification shall be pursuant to a separate written agreement);

        WHEREAS, the Employer must appoint a Named Fiduciary with respect to Stock in order to maintain the Plan through the Profit Sharing Thrift Plan with Employer Stock Investment Adoption Agreement (001);

        WHEREAS, the Trustees have delivered a copy of the Plan to the Named Fiduciary with respect to Stock;

        WHEREAS, the Named Fiduciary with respect to Stock acknowledges herein its status as a fiduciary with respect to the Plan.

        NOW, THEREFORE, it is agreed between the Trustees, the Employer and the Named Fiduciary with respect to Stock as follows:

        Section 1. In accordance with the provisions of paragraph 11.4 of the Plan, fiduciary duties and responsibilities under the Plan are hereby allocated and delegated to the Named Fiduciary with respect to Stock to the extent those duties and responsibilities are described in Article XVII of the Plan.

        Section 2. In accordance with and subject to the terms hereof, the Named Fiduciary with respect to Stock (subject to the parameters provided under the Plan regarding the composition of the Employer Stock Fund) shall have the exclusive power to manage (including the power to direct the acquisition and disposition for investment purposes of) any and all assets of the Plan comprising the Employer Stock Fund (as described in the Plan) which are delivered to the Custodian by the Trustees pursuant to the Custodial Agreement (including any such assets which are hereafter from time to time placed under its management in accordance with the terms hereof). The Trustees shall promptly give the Named Fiduciary with respect to Stock notice of each and any such delivery of assets of the Plan to the Custodian.

        Section 3. In its management of such assets, the Named Fiduciary with respect to Stock shall have all investment and asset management powers, duties and responsibilities of the Trustees as contained in the Plan, limited as provided therein and as applicable to the said Employer Stock Fund, including the power to vote securities (subject to the provisions of the Plan relating to pass-through of such rights to Participants), but excluding the power to hold the assets of the Plan, which assets are held by the Custodian. The Named Fiduciary with respect to Stock shall exercise its powers regarding the management of such assets by directing the Custodian in writing or in the manner the Named Fiduciary with respect to Stock and the Custodian may otherwise mutually agree as to the investment and reinvestment of such assets pursuant to the Custodial Agreement.

        Section 4. The Named Fiduciary with respect to Stock covenants and agrees that it shall defend and hold the Trustees and the Custodian, including the present and former employees, officers and directors of each of them, harmless from and indemnify the Trustees and the Custodian against any and all liability, loss, damage or expense (including attorney's fees) which either of them may incur or suffer under ERISA or other applicable laws resulting from, arising out of, relating to or in connection with the breach by the Named Fiduciary with respect to Stock of the terms of this Agreement or any representations or warranties of the Named Fiduciary with respect to Stock contained herein.

        Section 5. This Agreement may from time to time be amended by the parties hereto as they may mutually agree, provided any such amendment shall be in writing and signed by the parties hereto. The Trustees (either on their own initiative or at the direction of the Employer) may terminate this Agreement at any time effective upon receipt by the Named Fiduciary with respect to Stock of written notice or such later date as may be specified in the notice. The Named Fiduciary with respect to Stock may terminate this Agreement by notifying the Trustees and the Employer in writing at least sixty (60) days in advance of the effective date of termination, unless an earlier or later date is agreed upon. Any written notice shall specify a business day. Upon the termination of this Agreement, and from time to time as agreed upon by the parties hereto, the Named Fiduciary with respect to Stock shall render to the Trustees an accounting of all investments and other transactions with respect to the assets placed under its management hereunder.

        Section 6. Unless otherwise prohibited by the prohibited transaction provisions of the Code and ERISA for its services hereunder, the Named Fiduciary with respect to Stock shall be entitled to such reasonable compensation and charges as shall from time to time be agreed upon in writing by the Trustees (with the knowledge and consent of the Employer) and the Named Fiduciary with respect to Stock. Any such compensation and charges shall be billed to the Trustees but may be deemed a charge upon the assets of the Plan if directed by the Trustees or Employer. Any such compensation and charges which are not paid within sixty (60) days of the date billed may be collected from the assets of the Plan held by the Custodian.

        Section 7. The Named Fiduciary with respect to Stock hereby recognizes and acknowledges its status as a "fiduciary" as defined in Section 3(21) of ERISA with respect to the Plan and that it has complete and sole discretionary authority regarding the management of any or all of the assets of the Plan which are placed under its management by the Trustees and held by it in accordance with the terms hereof.

        Section 8. Nothing contained herein or in any other document or communication between the parties shall be deemed to give the Trustees investment control over the management of or responsibility for the assets placed under the management of the Named Fiduciary with respect to Stock hereunder during the term of this Agreement.

        Section 9. This Agreement shall be governed, construed, regulated and administered under the laws of the Commonwealth of Virginia to the extent not otherwise required by federal law.

        Section 10. The term "Trustees" and the terms "party hereto" or "parties hereto" as they relate to the Trustees shall include all successors to the Trustees from time to time appointed by the Association or otherwise holding office pursuant to the Plan.

        Section 11. Neither the rights nor the obligations of the Trustees or the Named Fiduciary with respect to Stock hereunder may be assigned or delegated without the consent of the other and of the Employer; provided, however, that unless the Named Fiduciary with respect to Stock is otherwise directed in writing by the Virginia Bankers Association Benefits Corporation as sponsor of the Plan (the "Benefits Corporation"), the Named Fiduciary with respect to Stock shall accept any direction or notice hereunder by the person serving as "Administrative Trustee" of the Plan or by any other person authorized to act on behalf of the Trustees as a direction or notice by and on behalf of the Trustees; and provided, further, that by notice in writing to the Named Fiduciary with respect to Stock, the Benefits Corporation may assign its rights and obligations hereunder to any subsidiary or related entity which is formed to offer and administer the qualified retirement plans currently offered and administered by the Association.

        Section 12. This Agreement supersedes all prior fiduciary allocation agreements relating to the Employer Stock Fund of the Plan between the Named Fiduciary with respect to Stock and the Trustees.

        Section 13. This Agreement may be executed in more than one counterpart and each shall be considered an original.

        Section 15. The provisions of Section 4 shall survive the termination, amendment or restatement of this Agreement or the resignation or removal of the Named Fiduciary with respect to Stock.

        IN WITNESS WHEREOF, the undersigned representative for the Trustees on behalf of and with the consent of all the Trustees, the Named Fiduciary with respect to Stock and an authorized officer of the Employer have executed this Agreement indicating agreement to the obligations hereby imposed upon it as of the date first above written.


                                          By
                                            -----------------------------------
                                              BETTE J. ALBERT, for the Trustees

                                          BOARD OF DIRECTORS OF  C & F MORTGAGE
                                           Named Fiduciary with respect to Stock


                                          By
                                            ------------------------------
                                            Its
                                               ----------------------------



Attest:
By
  --------------------------
  Its
     -----------------------

                                           C&F MORTGAGE CORPORATION
                                               Employer

                                           By
                                             --------------------------------
                                               Its
                                                  ---------------------------
Attest:

By
  --------------------------
  Its
    ------------------------